VOYAGEUR MUTUAL FUNDS III

Delaware Select Growth Fund (the “Fund”)

Supplement to the Fund’s Statutory Prospectus (the “Prospectus”) and
Statement of Additional Information (the “SAI”) each dated February 28, 2020

On August 13, 2020, the Board of Trustees of Voyageur Mutual Funds III approved the appointment of Macquarie Funds Management Hong Kong Limited (“MFMHKL”) and Macquarie Investment Management Global Limited (“MIMGL”) to serve as sub-advisors for the Fund and to provide certain sub-advisory services to the Fund from time to time at the discretion of Delaware Management Company (the “Manager”).

In connection therewith, the following is added to the section of the Fund’s Prospectus entitled “Fund summary — What are the Fund’s principal investment strategies?”:

The Manager may permit its affiliates, Macquarie Funds Management Hong Kong Limited (MFMHKL) and Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The following information is added to the section of the Fund’s Prospectus entitled “Fund summary — Who manages the Fund?”:

Sub-advisors

Macquarie Funds Management Hong Kong Limited

Macquarie Investment Management Global Limited

The following is added to the section of the Fund's Prospectus entitled "How we manage the Fund — Our principal investment strategies”:

The Manager may permit its affiliates, MFMHKL and MIMGL, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The following information is added after the section of the Fund’s Prospectus entitled “Who manages the Fund — Investment manager”:

Sub-advisors

MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of June 30, 2020, MIM managed more than $250.0 billion in assets for institutional and individual clients. Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.

MIMGL, located at 50 Martin Place, Sydney, Australia, is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may seek investment advice, quantitative support, and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL’s specialized market knowledge.

The following information is added after the section of the SAI entitled “Investment Manager and Other Service Providers — Investment Manager”:

Sub-Advisors

The Manager has also entered into Sub-Advisory Agreements on behalf of the Fund with Macquarie Funds Management Hong Kong Limited and Macquarie Investment Management Global Limited, each of which is an affiliate of the Manager (“Affiliated Sub-Advisor”). Pursuant to the terms of the relevant Sub-Advisory Agreement, the investment sub-advisory fee is paid by the Manager to each Affiliated Sub-advisor based on the extent to which an Affiliated Sub-Advisor provides services to the Fund.

Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of June 30, 2020, MIM managed more than $250.0 billion in assets for institutional and individual clients.  Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.

Macquarie Investment Management Global Limited, (MIMGL), is located at 50 Martin Place, Sydney, Australia. MIMGL is an affiliate of the Manager and a part of MIM.  Although the Manager has principal responsibility for the Manager’s portion of the Fund, the Manager may seek investment advice, quantitative support, and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL’s specialized market knowledge.

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated August 28, 2020.